Exhibit 10.1 EXECUTION VERSION SIXTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT THIS SIXTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of May 6, 2016 and is entered into by and among TERRAFORM POWER OPERATING, LLC, a Delaware limited liability company (“Borrower’’), the other Credit Parties party hereto, BARCLAYS BANK PLC (“Barclays”), as a Lender and as Administrative Agent (“Administrative Agent”) and the other Lenders party hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of January 28, 2015 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, TERRAFORM POWER, LLC, a Delaware limited liability company, the subsidiaries of Borrower named therein, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment. RECITALS WHEREAS, the Credit Parties have requested that the Requisite Lenders and Administrative Agent agree to amend certain provisions of the Credit Agreement as provided for herein; and WHEREAS, subject to certain conditions, the Requisite Lenders and Administrative Agent are willing to agree to such amendments relating to the Credit Agreement. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: SECTION I. AMENDMENTS TO CREDIT AGREEMENT A. The definition of “Applicable Margin” and “Applicable Revolving Commitment Fee Percentage” set forth in Section 1.1 of the Credit Agreement is hereby amended to insert the following new sentence at the end thereof: “Notwithstanding anything herein to the contrary, during the period from the Sixth Amendment Date through the first Business Day of the first Fiscal Quarter following the date of delivery of the Compliance Certificate, the financial statements and the accompanying report required to be delivered pursuant to Section 5.1(c) of the Credit Agreement with respect to the Fiscal Year ending December 31, 2015, the “Applicable Margin” and “Applicable Revolving Commitment Fee Percentage” shall be a percentage, per annum, determined by reference to the above table as if the Leverage Ratio then in effect exceeded 4.50:1.00.” B. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical sequence: “Sixth Amendment Date” means May 6, 2016. C. Section 5.1(b) of the Credit Agreement is hereby amended to insert the following proviso after the phrase “together with a Financial Officer Certification and a Narrative Report with respect thereto;” “provided, that, notwithstanding anything herein to the contrary, the financial statements and accompanying information required to be delivered pursuant to this Section 5.1(b) with respect to the

Exhibit 10.1 2 Fiscal Quarter ending March 31, 2016 shall be delivered on or before May 28, 2016 and shall be satisfied by delivery of unaudited quarterly consolidated financial statements of the Parent for such Fiscal Quarter prepared in accordance with GAAP so long as the requirements set forth in clauses (x), (y) and (z) of Section 5.1(q) are satisfied, together with (x) comparisons to the corresponding figures for the corresponding Fiscal Quarter of the previous Fiscal Year, (y) a Financial Officer Certification and (z) information that explains in reasonable detail the differences, if any, between the information relating to Parent and any of its Subsidiaries other than Holdings and its Subsidiaries, on the one hand, and the information relating to Holdings and its Subsidiaries on a stand-alone basis, on the other hand;”. D. Section 5.1(c) of the Credit Agreement is hereby amended to replace the date “May 7, 2016” appearing therein with the date “May 28, 2016”. E. Section 5 of the Credit Agreement is hereby amended to insert the following new Section 5.19 at the end thereof: “5.19 Additional Obligations. Holdings shall (i) deliver or cause to be delivered to the Administrative Agent and Lenders (x) preliminary financial information as of and for the quarter ended March 31, 2016 (including total revenue, gross profit, adjusted EBITDA, CAFD, dividends, unrestricted cash, restricted cash, total assets and total debt), which may be presented as ranges, no later than May 23, 2016 and (y) unaudited annual consolidated financial statements of Holdings prepared in accordance with GAAP and related Management’s Discussion and Analysis of Financial Condition and Results of Operations with respect to the Fiscal Year ending December 31, 2015 together with comparisons to the corresponding figures for the previous Fiscal Year (provided that the foregoing shall be deemed satisfied if such financial statements, related Management’s Discussion and Analysis and applicable comparisons are delivered with respect to Parent in lieu of Holdings so long as the requirements set forth in clauses (x), (y) and (z) of Section 5.1(q) are satisfied and Holdings delivers information that explains in reasonable detail the differences, if any, between the information relating to Parent and any of its Subsidiaries other than Holdings and its Subsidiaries, on the one hand, and the information relating to Holdings and its Subsidiaries on a stand-alone basis, on the other hand), a completed Compliance Certificate and an updated organizational chart of the Borrower in the form of Schedule 4.1, and a Financial Officer Certification with respect thereto, in each case on or prior to May 16, 2016, (ii) submit or cause to be submitted a plan of compliance (addressing Parent’s failure to timely file its Form 10-K under the Exchange Act with the United States Securities and Exchange Commission with respect to the Fiscal Year ending December 31, 2015) in accordance with NASDAQ Rule 5810(c)(2) with NASDAQ on or prior to May 16, 2016, (iii) submit or cause to be submitted a plan of compliance (addressing Parent’s failure to timely file its Form 10-Q under the Exchange Act with the United States Securities and Exchange Commission with respect to the Fiscal Quarter ending March 31, 2016) in accordance with NASDAQ Rule 5810(c)(2) with NASDAQ on or prior to the date required by NASDAQ and (iv) cause the Borrower, its subsidiaries and management thereof to use commercially reasonable efforts to cooperate with Zolfo Cooper, LLC in preparing forecasts of project level CAFD with respect to the Fiscal Year ending December 31, 2016 and in preparing an updated summary report to be issued by Zolfo Cooper, LLC.” F. Section 8.1(c) of the Credit Agreement is hereby amended to insert “, 5.19” immediately after the reference to “5.18” appearing therein. SECTION II. CONDITIONS TO EFFECTIVENESS This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Sixth Amendment Effective Date”):

Exhibit 10.1 3 A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders. B. Representations and Warranties. The representations and warranties contained in Section III hereof and in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.25 of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. C. Default. As of the date hereof, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment that would constitute an Event of Default or a Default. D. Fees. The Administrative Agent shall have received, or shall have received satisfactory confirmation of payment of, all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Credit Document. SECTION III. REPRESENTATIONS AND WARRANTIES In order to induce Administrative Agent and the Requisite Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party party hereto represents and warrants to Administrative Agent that the following statements are true and correct in all respects: A. Corporate Power and Authority. Each Credit Party party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents. B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party. C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party, except for

Exhibit 10.1 4 such approvals or consents which will be obtained on or before the date hereof and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect. D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect. E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party hereto and thereto and each constitutes a legal, valid and binding obligation of such Credit Party, to the extent a party hereto and thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.25 of the Amended Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default. SECTION IV. ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Party hereby confirms and reaffirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” and “Secured Obligations”, as applicable, under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document). Each Credit Party acknowledges and agrees that, after giving effect to this Amendment, any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. As of the Sixth Amendment Effective Date, each Credit Party reaffirms each Lien it granted to the Collateral Agent for the benefit of the Secured Parties, and any Liens that were otherwise created or arose under each of the Credit Documents to which such Credit Party is party and reaffirms the guaranties made in favor of each Secured Party under each of the Credit Documents to which such Credit Party is party, which Liens and guaranties shall continue in full force and effect during the term of the Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Obligations of

Exhibit 10.1 5 the Borrower and the other Credit Parties under any Credit Document, in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the Credit Documents. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement. SECTION V. MISCELLANEOUS A. Reference to and Effect on the Credit Agreement and the Other Credit Documents. (i) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents. B. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. D. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. E. Credit Document. This Amendment shall constitute a Credit Document. [Remainder of this page intentionally left blank.]

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. TERRAFORM POWER, LLC By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: Executive Vice President and Chief Financial Officer TERRAFORM POWER OPERATING, LLC By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC SUNEDISON YIELDCO CHILE MASTER HOLDCO, LLC SUNEDISON YIELDCO DG–VIII MASTER HOLDCO, LLC SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC SUNEDISON YIELDCO UK HOLDCO 2 MASTER HOLDCO, LLC SUNEDISON YIELDCO NELLIS MASTER HOLDCO, LLC SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ1 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ2 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ3 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ4 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ5 MASTER HOLDCO, LLC SUNEDISON YIELDCO ENFINITY MASTER HOLDCO, LLC SUNEDISON YIELDCO DGS MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ8 MASTER HOLDCO, LLC SUNEDISON YIELDCO ACQ6 MASTER HOLDCO, LLC TERRAFORM POWER IVS I MASTER HOLDCO, LLC TERRAFORM LPT ACQ MASTER HOLDCO, LLC TERRAFORM SOLAR MASTER HOLDCO, LLC SUNEDISON YIELDCO DG MASTER HOLDCO, LLC TERRAFORM CD ACQ MASTER HOLDCO, LLC TERRAFORM REC ACQ MASTER HOLDCO, LLC TERRAFORM SOLAR XVII ACQ MASTER HOLDCO, LLC TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC TERRAFORM THOR ACQ MASTER HOLDCO, LLC By: TERRAFORM POWER OPERATING, LLC, its Sole Member and Sole Manager By: TERRAFORM POWER, LLC, its Sole Member and Sole Manager By: /s/ Rebecca Cranna Name: Rebecca Cranna Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, Swing Line Lender and as a Lender By: ___/s/ Matthew Cybul_____________________ Matthew Cybul Assistant Vice President

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] BANK OF AMERICA, N.A., as a Lender By: ____/s/ James B. Meanor, II________________ Name: James B. Meanor, II Title: Managing Director

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] CITIBANK, N.A., as a Lender By: ____/s/ Margo Chen Campbell_____________ Authorized Signatory Margo Chen Campbell Director, Institutional Clients Group

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] GOLDMAN SACHS BANK USA, as a Lender By: ____/s/ Christina Boscarino________________ Christina Boscarino Authorized Signatory

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] MIHI LLC, as a Lender By: ____/s/ Steve Mehos______________ Steve Mehos Authorized Signatory By: ____/s/ Ayesha Farooqi______________ Ayesha Farooqi Authorized Signatory

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] MORGAN STANLEY BANK, N.A., as a Lender By: ____/s/ Authorized Signatory______________ Authorized Signatory

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: ____/s/ Authorized Signatory______________ Authorized Signatory Vice President

Exhibit 10.1 [Signature Page to Sixth Amendment to Credit and Guaranty Agreement] ROYAL BANK OF CANADA, as a Lender By: ____/s/ Leslie P. Vowell________________ Name: Leslie P. Vowell Title: Attorney in fact